UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  February 16, 2007

 Date of earliest event reported:  February 15, 2007

NORTHWEST AIRLINES CORPORATION

(Debtor-in-Possession)

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On February 15, 2007, Northwest Airlines Corporation (the “Company”) and thirteen of its direct and indirect subsidiaries, including Northwest Airlines, Inc. (collectively, the “Debtors”), filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (a) Debtors’ First Amended Joint and Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) and (b) a related Disclosure Statement (the “Disclosure Statement”).  A copy of a press release announcing the filing of the Plan and the Disclosure Statement, and copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2007 through 2010.  The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings.  The Company recommends that its stakeholders refer to the limitations and qualifications included in the Disclosure Statement with respect to the Projections, including without limitation those set forth under the captions “Section V.H. Securities Law Matters,” “Section XI—Confirmation Of The Plan,” “Section X—Certain Factors To Be Considered,” “Exhibit B—Liquidation Analysis,” “Section VII.C.— Reorganization Valuation Analysis,” “Exhibit F.1—Overview of the Business Plan and Exhibit F.2—Projections.” All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.  The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Item 9.01.                                              Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 15, 2007
99.2	Debtors’ First Amended Joint and Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code
99.3	Disclosure Statement with respect to Debtors’ First Amended Joint and Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  February 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 15, 2007
99.2	Debtors’ First Amended Joint and Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code
99.3	Disclosure Statement for Debtors’ First Amended Joint and Consolidated Plan of Reorganization under Chapter 11 of the Bankruptcy Code